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                                                                       EXHIBIT 2

                         SOFTWARE ACQUISITION AGREEMENT


         THIS AGREEMENT made as of the 1st day of January, 1999.

BETWEEN:

         COLUMBIA DIVERSIFIED SOFTWARE FUND LIMITED PARTNERSHIP, a Limited Partnership formed under the laws of the Province of British Columbia by its managing partner, Columbia Management Software Corp., a company formed under the laws of the Province of British Columbia

         (hereinafter referred to as "Columbia");

AND:

         ORIGIN SOFTWARE CORP., a company formed under the laws of the Province of British Columbia, having its registered and records office at 600 - 815 Hornby Street, Vancouver, British Columbia

         (hereinafter referred to as "Origin");

AND:

         NIFCO SYNERGY LTD., a company formed under the laws of the Province of British Columbia, having its registered and records office at 600 - 815 Hornby Street, Vancouver, British Columbia

         (hereinafter referred to as "Nifco")

WHEREAS:

A. Origin wishes to purchase all of Columbia's right, title and interest in and to the Work and all rights, benefits and advantages of Columbia under the Software Acquisition Agreements for the purposes of jointly reproducing, marketing and distributing the Work with Nifco.

B. Columbia has agreed to sell, transfer, and assign to Origin all of its right, title and interest in and to the Work and all rights, benefits, and advantages under Software Acquisition Agreements in accordance with the terms of this Agreement.

         THIS AGREEMENT WITNESSES that for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and in consideration of the mutual covenants hereinafter contained the parties hereto agree as follows:

                            PART I - INTERPRETATION

1.1      DEFINED TERMS. In this Agreement:



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         (a)      "ASSETS" means collectively the Work and the Software
                  Acquisition Agreements.


         (b) "BUSINESS DAY" means any day from Monday to Friday, inclusive, except for any day that is a statutory holiday in British Columbia.

         (c) "CLOSING TIME" means the time set out for closing described in paragraph 8.1.

         (d) "LIMITED PARTNERS" means the holders of limited partnership units in Columbia.

         (e) "MANAGING PARTNER" means Columbia Management (Software) Corp., the managing partner of Columbia.

         (f) "NOTES" means the acquisition notes, assumption of the acquisition notes and the promissory notes executed and delivered pursuant to the Software Acquisition Agreements and attached hereto as Schedule 2.

         (g)      "PURCHASE PRICE" means the purchase price set out in paragraph
                  2.2.

         (h) "SOFTWARE ACQUISITION AGREEMENTS" means the agreement in writing made as of November 18, 1994, and amended by further agreements in writing made December 4, 1994, December 31, 1995 and May 31, 1997 and the agreement in writing made as of June 7, 1995 and amended by further agreements in writing made December 31, 1995 and May 31, 1997 between Columbia and Nifco, copies of which are annexed hereto as Schedule 1, save and except the obligation, duty, responsibility, or liability to pay any amounts on account of the purchase price and interest thereon owed to Nifco under or pursuant to the Software Acquisition Agreements, or the principal amounts and interest thereon owed to Nifco under or pursuant to the Notes;

         (i) "WORK" has the same meaning as in the Software Acquisition Agreements.

1.2 SCHEDULES. The following attached Schedules form part of this Agreement.

         (a)      Schedule 1 - Software Acquisition Agreements

         (b)      Schedule 2 - Notes

         (c) Schedule 3 - Origin Class "A" Preferred Shares Special rights and restrictions

         (d) Schedule 4 - Origin Class "B" Preferred Shares Special rights and restrictions

         (e)      Schedule 5 - SmartSources Agreement

         (f)      Schedule 6 - Mutual Release

         (g)      Schedule 7 - Legal Opinions


                                     PART 2

2.1 PURCHASE AND SALE. Columbia agrees to sell, transfer, and assign to Origin and Origin agrees to purchase from Columbia, all of Columbia's right, title and interest in and to the Assets, and all rights, benefits, and advantages to be derived therefrom, on the terms and conditions set out in this Agreement.




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2.2 PURCHASE PRICE. Subject to the adjustment provided in Part 3, the purchase price for the Assets will be $16,670,380 (the "Purchase Price").

2.3 ALLOCATION OF PURCHASE PRICE. The Purchase Price will be allocated as follows:

         (a)      $16,670,379 for the Work; and

         (b)      $1.00 for the Software Acquisition Agreements.

2.4 PAYMENT OF THE PURCHASE PRICE. Origin will pay the Purchase Price as follows:

         (a) as to the sum of $11,670,380, by the allotment and issuance to Columbia at the Closing Time of 11,670,380 Class "A" Preferred Shares without par value in the capital of Origin, having the special rights and restrictions set out on Schedule 3 (the "Class A Preferred Shares"); and

         (b) as to the balance of the Purchase Price, being $5,000,000, by the allotment and issuance to Columbia at the Closing Time of 5,000,000 Class "B" Preferred shares without par value in the capital of Origin, having the special rights and restrictions set out in Schedule 4 (the "Class B Preferred Shares").

2.5 SECTION 85 ELECTION. Origin and Columbia will each execute and file a joint election under sub-section 85(2) of the Income Tax Act (Canada), providing for the transfer of the Assets at an "elected amount" of $1.

                              PART 3 - ADJUSTMENTS

3.1 TAXES. Origin will pay all Goods and Services Tax payable in respect of this sale to it at the Closing Time, unless all conditions set out in paragraph 3.2 have been satisfied at that time. Origin will pay directly to the appropriate taxing authority at the Closing Time any provincial retail sales tax or social services tax payable by it in respect of the Assets.

3.2 G.S.T. ELECTION. Columbia and Origin will elect jointly under Section 167(l) of the Excise Tax Act (Canada) by completing at or prior to the Closing Time, all prescribed forms and related documents in the manner prescribed so that no Goods and Services Tax is payable on the purchase of the Assets.

                    PART 4 - REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS AND WARRANTIES OF COLUMBIA. Columbia represents and warrants to Origin as follows:

         (a) STATUS OF COLUMBIA. Columbia is a limited partnership duly formed under the laws of the Province of British Columbia, and subject to receipt of the approval of the Limited Partners by extraordinary resolution, as required by Columbia's partnership agreement (the "Limited Partners' Approval"), has requisite authority, right and power to enter into this Agreement and to carry out its terms.





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         (b)      STATUS OF MANAGING PARTNER. The Managing Partner is a company duly incorporated, validly existing, and in good standing under the laws of the Province of British Columbia and has the authority to enter into this Agreement and to carry out its terms on behalf of Columbia.

         (c) AUTHORITY TO SELL. Subject to receipt of the Limited Partners' Approval, the execution and delivery of this Agreement has been duly and validly authorized by all necessary action of Columbia, and this Agreement constitutes a legal, valid, and binding obligation of Columbia, enforceable against it in accordance with its terms, except as may be limited by laws of general application affecting the rights of creditors, and subject to the availability of any equitable remedy in any particular instance.

         (d) NO ASSIGNMENT. Columbia has not assigned, transferred, pledged, or encumbered any of its interest in or to the Assets in favour of any other person, firm or corporation.

         (e) LITIGATION. There is no litigation, or administrative or governmental proceeding or inquiry pending or, to the knowledge of Columbia, threatened against or relating to Columbia, or any of the Assets, nor does Columbia know of, or have reasonable grounds for believing that there is any basis for any litigation, proceeding, or enquiry.

         (f) NOT INSOLVENT. Columbia is not insolvent, bankrupt or in receivership and there are no bankruptcy proceedings threatened, pending or instituted against Columbia.

         (g) NO DEFAULT. Subject to receipt of the Limited Partners' Approval, the execution and delivery of this Agreement and the performance of its terms by Columbia does not and will not constitute a breach of any of Columbia's obligations under any other agreement to which Columbia is a party or is bound by the terms of such agreements.

         (h) GST REGISTRATION. Columbia is registered for GST purposes under registration number 139846836RT1001.

         (i) AMOUNT PAYABLE UNDER NOTES. The principal sum of $11,670,380 is payable by Columbia and the Limited Partners under the Notes.

         (j) MORAL RIGHTS. Columbia and its Limited Partners, servants, agents, and employees do not have any moral rights in or to the Work.

4.2 REPRESENTATIONS OF ORIGIN. Origin represents and warrants to Columbia and Nifco as follows:

         (a) STATUS OF ORIGIN. Origin is a company duly incorporated, validly existing and in good standing under the laws of the Province of British Columbia, and has the power and capacity to enter into this Agreement and to carry out its terms.

         (b) AUTHORITY. The execution and delivery of this Agreement and the SmartSources Agreement, and the completion of the transactions contemplated therein, have been duly and validly authorized by all necessary corporate action on the part of Origin, and this Agreement and the SmartSources Agreement constitute legal, valid, and binding



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                                      -5-


                  obligations of Origin, enforceable against Origin in accordance with their respective terms, except as limited by laws of general application affecting the rights of creditors, and subject to the availability of any equitable remedy in any particular instance.

         (c)      INVESTMENT CANADA ACT. Origin is a "Canadian" as defined in
                  Section 3 of the Investment Canada Act.

         (d) GST REGISTRATION. Origin is registered for GST purposes under registration number 867254260RT.

4.3 REPRESENTATIONS OF NIFCO. Nifco represents and warrants to Columbia and Origin as follows:

         (a) STATUS OF NIFCO. Nifco is a company duly incorporated, validly existing and in good standing under the laws of the Province of British Columbia, and has the power and capacity to enter into this Agreement and to carry out its terms.

         (b) AUTHORITY. The execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action on the part of Nifco, and this Agreement constitutes a legal, valid, and binding obligation of Nifco, enforceable against Nifco in accordance with its terms, except as limited by laws of general application affecting the rights of creditors, and subject to the availability of any equitable remedy in any particular instance.

         (c) NOTES. The aggregate principal amount owing under the Notes is $11,670,380. Nifco is entitled to the full principal amount outstanding under the Notes and has not assigned or transferred any of its interest in the Notes or the debt thereunder. Except for the debt evidenced by the Notes and amounts which may become due under indemnities provided by Columbia, neither Columbia nor the Limited Partners are in any way indebted to Nifco.

         (d) SOFTWARE ACQUISITION AGREEMENTS. Nifco has not assigned or transferred any of its interest in the Software Acquisition Agreements. No events of default have occurred under such agreements and neither the execution and delivery nor the performance of the obligations under this Agreement will result in a default under the Software Acquisition Agreements.

                       PART 5 - COVENANTS OF THE PARTIES

5.1 COVENANTS OF COLUMBIA. Columbia covenants with Origin and Nifco as follows:

         (a) ACCESS BY ORIGIN. Columbia will give to Origin full access, during normal business hours, throughout the period from the date of this Agreement to the Closing Time, to all of the properties, books, contracts, commitments, and records of Columbia relating to the Assets, and will furnish to Origin during that period any information reasonably requested by Origin.



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         (b)      OBTAIN CONSENTS. Columbia will obtain, prior to the Closing
                  Time, all consents, waivers, approvals, and releases as are required to validly and effectively assign and transfer the Assets;

         (c) DELIVER SOURCE MATERIALS. Columbia shall execute and deliver to Origin on Closing all source materials in its possession and such other documentation as may be reasonably required by Origin to evidence Origin's ownership in the Work as of the Closing Time including, without limiting the generality of the foregoing, any assignment of copyright or trademark rights, domestic or foreign, to complete the transfer of rights contemplated by this Agreement.

         (d) ASSIGNMENT OF PROCEEDS OF REDEMPTION. On the redemption of the Class "A" Preferred Shares pursuant to paragraph 5.2(c), Columbia will distribute proceeds of such redemption (the "Class A Redemption Proceeds") to the Limited Partners in proportion to their respective interests in Columbia on the express condition that the Limited Partners forthwith deliver the Class A Redemption Proceeds to Nifco in repayment of the Notes in full;

         (e) RESTRICTION ON TRANSFER. Columbia will not sell, transfer, or otherwise dispose of or offer to sell, transfer or otherwise dispose of any interests in and to the Class "A" Preferred Shares or the Class "B" Preferred Shares except as otherwise expressly permitted under this Agreement. Columbia may assign and transfer the Class "B" Preferred Shares to an affiliate of Columbia or to SmartSources.com Inc. ("SmartSources") pursuant to the SmartSources Agreement, and upon receipt of notice of same, Origin covenants and agrees to cause the registration of such transfer to be effected on its register of members.

         (f) COVENANT OF INDEMNITY. Columbia will indemnify and hold harmless Origin from and against any damage, or loss arising from any misrepresentation, or non-fulfillment or breach of any covenant on the part of Columbia under this Agreement, or from any misrepresentation in, or omission from, any certificate, or other instrument furnished, or to be furnished, to Origin under this Agreement.

         (g) ASSIGNMENT OF DIVIDENDS. Columbia will assign all dividends payable on the Class "A" Preferred Shares to Nifco in satisfaction of any amounts outstanding from time to time under the Notes in respect of interest payable thereunder.

         (h) NO INFRINGEMENT. Columbia will not write, re-write, or create software or products for itself or for any other person which are so similar to the Work that such software or products may infringe the copyright or any other rights of Origin relating to the Work.

         (i) OWNERSHIP OF ASSETS. Columbia shall not directly or indirectly at any time after the Closing Time in any manner whatsoever contest Origin's ownership of all right, title and interest existing and in the future, in and to the Assets.



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         (j)      INTELLECTUAL PROPERTY. Columbia shall not directly or
                  indirectly at any time after the Closing Time in any way question or dispute any and all tradenames, copyrights and other intellectual property rights, used or embodied in connection with the Work.

5.2 COVENANTS OF ORIGIN. Origin covenants with Columbia and Nifco as follows:

         (a) SOFTWARE ACQUISITION AGREEMENTS. From the Closing Time, Origin will assume and perform all of Columbia's obligations, duties, responsibilities and other liabilities under the Software Acquisition Agreements, except for any obligation to pay any amounts on account of the purchase price or the principal amount or interest due under the Notes.

         (b) FEES AND TAXES. Origin will pay any social services taxes, sales taxes, goods and services taxes, registration charges, property purchase taxes, and other transfer fees properly payable upon and in connection with the sale and transfer of the Assets pursuant to this Agreement.

         (c) REDEMPTION OF CLASS "A" PREFERRED SHARES. On October 1, 1999, Origin will redeem all of the 11,670,380 Class "A" Preferred Shares issued pursuant to this Agreement. Origin will pay the redemption amount by delivery to Columbia of a promissory note in the principal amount of $11,670,380.

         (d) COVENANT OF INDEMNITY. Origin will indemnify and hold harmless Columbia from and against any damage, or loss arising from any misrepresentation, or non-fulfilment or breach of any covenant, on the part of Origin under this Agreement, or from any misrepresentation in, or omission from, any certificate, or other instrument furnished, or to be furnished, to Columbia under this Agreement.

5.3 COVENANTS OF NIFCO. Nifco covenants with Columbia and Origin as follows:

         (a) PAYMENT OF PRINCIPAL UNDER THE NOTES. Nifco will accept the Class A Redemption Proceeds in full satisfaction of all amounts owed to Nifco. If for any reason Origin does not redeem the Class A Preferred Shares on October 1, 1999, Nifco will accept an assignment and transfer of the Class A Preferred Shares in full satisfaction of all amounts owed to Nifco by Columbia and the Limited Partners. Immediately upon delivery of the Class A Redemption Proceeds or certificates representing the Class "A" Preferred Shares, duly endorsed in blank, Columbia and the Limited Partners will be released from all further liability or obligation to Nifco and Nifco will be deemed to have released and fully discharged its security interest in Limited Partners' units and any other assets of Columbia or the Limited Partners. Nifco will caused to be executed and filed such financing change statements and other discharges as may be required to release and discharge any such security interest.

         (b) PAYMENT OF INTEREST UNDER THE NOTES. Nifco will accept an assignment of all dividends payable on the Class A Preferred Shares in full satisfaction of all amounts outstanding under the Notes in respect of interest payable. If for any reason, Origin fails to make the dividend payments to the holders of Class A Preferred Shares or such dividends are insufficient to pay all interest due under the Notes, Nifco will forego such interest



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                  payments or deficiency and interest due under the Notes will be deemed to be paid and discharged in full by the assignment of such dividends.

         (c) COVENANT OF INDEMNITY. Nifco will indemnify and hold harmless Columbia from and against any damage, or loss arising from any misrepresentation, or non-fulfillment or breach of any covenant, on the part of Nifco under this Agreement, or from any misrepresentation in, or omission from, any certificate, or other instrument, furnished, or to be furnished, to Columbia under this Agreement, and will indemnify, hold harmless, defend and bear all reasonable costs of defending Columbia, together with its successors or assigns, from against or in respect of any and all damage, loss, deficiency, expense (including but not limited to any reasonable legal costs or expenses), action, suit, proceedings, demand, assessment, or judgment to or against Columbia arising out of or in connection with or caused by:

                  (i) any debt, obligation or liability of Nifco which was not expressly assumed by Columbia under the Software Acquisition Agreements;

                  (ii) any claim for products liability asserted against Columbia for or with respect to products sold or distributed by Nifco;

                  (iii) any claim for warrant, product support, product maintenance, software development, or with respect to the condition of products sold or distributed by Nifco not expressly assumed by Columbia as provided in the Software Acquisition Agreements; and

                  (iv) any claim for breach of the covenants, warranties and representations of Nifco set forth in Part II, paragraphs 11(g), (h), (i), (j), (k), (1), (p), (q)
                           and (x) of the Software Acquisition Agreement made as of the 18th day of November, 1994 between Columbia and Nifco.

               PART 6 - SURVIVAL OF REPRESENTATIONS AND COVENANTS

6.1 SURVIVAL OF COLUMBIA'S REPRESENTATIONS AND COVENANTS. Any statement contained in any certificate, or other instrument delivered by, or on behalf of, Columbia under this Agreement will, unless otherwise expressly stated, survive the Closing time for a period of two years, and any investigation at any time made by or on behalf of Origin, and will continue in full force and effect for the benefit of Origin until the expiry of such period.

6.2 SURVIVAL OF ORIGIN'S REPRESENTATIONS AND COVENANTS. Any representation, or agreement that may still be applicable, made by Origin in this Agreement will, unless otherwise expressly stated, and if it may still be applicable, survive the Closing Time for a period of two years, and any investigation at anytime by, or on behalf of, Columbia, and will continue in full force and effect for the benefit of Columbia until the expiry of such period.

6.3 SURVIVAL OF NIFCO'S REPRESENTATIONS AND COVENANTS. All representations and agreements made by Nifco in this Agreement will survive the Closing Time.



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                         PART 7 - CONDITIONS PRECEDENT

7.1 CONDITIONS PRECEDENT TO ORIGIN'S OBLIGATIONS. Any obligation of Origin under this Agreement is subject to the fulfilment at, or prior to, the Closing Time of the following conditions and any failure in fulfilment of the conditions will allow Origin at is option to terminate this Agreement without any further liability to Origin:

         (a) COLUMBIA'S REPRESENTATIONS. Columbia's representations contained in this Agreement, and in any certificate or document delivered under this Agreement, or in connection with the transactions contemplated by this Agreement, will be true at, and as of, the Closing Time, as if those representations and warranties were made at and as of, the Closing time.

         (b) COLUMBIA'S COVENANTS. Columbia will have performed any agreement required by this Agreement to be performed by it prior to or at the Closing Time and will have delivered every document and anything required to be delivered by it pursuant to paragraph 8.3.

7.2 WAIVER OF CONDITIONS BY ORIGIN. Each of the conditions set out in paragraph 7.1, is for the exclusive benefit of Origin, and any of those conditions may be waived, in whole or in part, by Origin at or prior to the Closing time, by delivering to Columbia and to Nifco a written waiver to that effect.

7.3 CONDITIONS PRECEDENT TO COLUMBIA'S OBLIGATIONS. Any obligation of Columbia under this Agreement is subject to the fulfilment, prior to or at the Closing Time, of the following conditions:

         (a) ORIGIN'S AND NIFCO'S REPRESENTATIONS. The representations of Origin and Nifco contained in this Agreement will be true at and as of the Closing Time as though those representations were made as of the Closing Time.

         (b) ORIGIN'S AND NIFCO'S COVENANTS. The covenants required by this Agreement to be performed by Origin and Nifco at or prior to the Closing Time will have been performed and every document and thing required to be delivered pursuant to paragraphs 8.4 and 8.5 will have been delivered.

         (c) LIMITED PARTNERS' APPROVAL. Columbia shall have received the Limited Partners' Approval required to proceed with this transaction.

         (d) CONSENTS OF THIRD PARTIES. Any consent or approval required to be obtained by Columbia for the purpose of selling, assigning, or transferring the Assets, including but not limited to the approval of the Limited Partners.

         (e) CAPITAL REORGANIZATION. Origin shall have completed a reorganization of its capital which includes the creation of the Origin Class "A" Preferred Shares and the Origin Class "B" Preferred Shares.

         (f) SMARTSOURCES AGREEMENT. Columbia, Origin and SmartSources shall have entered into a legally binding agreement (the "SmartSources Agreement"), in the form and containing the terms of Schedule 5.



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                                      -10-


         (g) REPAYMENT OF NIFCO INDEBTEDNESS. Nifco shall have paid to Columbia all outstanding amounts due and owing pursuant to the Software Acquisition Agreements in respect of shared sales revenue up to the Closing Time in the amount of $257,025.03. Except for the amount due and owing pursuant to the Software Acquisition Agreements in respect of shared revenue and amounts which may come due under indemnities provided by Nifco, Nifco is not currently indebted to Columbia or to the Limited Partners.

         (h) NOTES AND UNIT CERTIFICATES. Nifco shall have tabled at Closing all original Notes and all Limited Partners' unit certificates held as security for the repayment of the Notes (collectively, the "Original Documents"). The Original Documents shall be held by Nifco's counsel in escrow pending the repayment of the Notes and the release and discharge of the security interest over the Limited Partners' units on October 1, 1999.

         (i) DUE DILIGENCE. Columbia shall have satisfactorily completed its due diligence review of SmartSources and the terms of the reverse take-over transaction completed by Origin.

         (j) LEGAL OPINIONS. Columbia and its counsel shall have received legal opinions from counsel for Origin, Nifco and SmartSources, in form of Schedule 7.

7.4 WAIVER OF CONDITIONS BY COLUMBIA. Each of the conditions set out in paragraph 7.3 is for the exclusive benefit of Columbia, and any of those conditions may be waived, in whole or in part by Columbia, at or prior to the Closing Time, by delivering to Origin and to Nifco a written waiver to that effect.

7.5 CONDITIONS PRECEDENT TO NIFCO'S OBLIGATIONS. Any obligation of Nifco under this Agreement is subject to the fulfilment at, or prior to, the Closing Time of the following conditions and any failure in fulfilment of the conditions will allow Nifco at its option to terminate this Agreement without any further liability to Nifco:

         (a) COLUMBIA'S REPRESENTATIONS. Columbia's representations contained in this Agreement, and in any certificate or document delivered under this Agreement, or in connection with the transactions contemplated by this Agreement will be true at, and as of, the Closing Time, as if those representations and warranties were made at and as of, the Closing Time.

         (b) COLUMBIA'S COVENANTS. Columbia will have performed any agreement required by this Agreement to be performed by it prior to or at the Closing time and will have delivered every document and anything required to be delivered by it pursuant to paragraph 8.3.

7.6 WAIVER OF CONDITIONS BY NIFCO. Each of the conditions set out in paragraph 7.5, is for the exclusive benefit of Nifco, and any of those conditions may be waived, in whole or in part, by Nifco at or prior to the Closing time, by delivering to Columbia and to Origin a written waiver to that effect.



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                                      -11-


                                PART 8 - CLOSING

8.1 CLOSING TIME. Subject to the terms and conditions of this Agreement, the purchase and sale of the Assets will be completed at a closing to be held at 9:00 a.m., local time, in Vancouver, on April 30, 1999, or at any other time as may be agreed upon, in writing, between the parties (the "Closing Time").

8.2 PLACE OF CLOSING. The closing will take place at the offices of the Origin's lawyers, Allard & Company, Suite 600, 815 Hornby Street, Vancouver, British Columbia ("Closing").

8.3 DOCUMENTS AND ASSETS TO BE DELIVERED BY COLUMBIA. At Closing Time, Columbia will deliver or cause to be delivered:

         (a) all deeds of conveyance, bills of sale, transfers, and assignments reasonably required by Origin, and in form and content satisfactory to Origin's lawyers, appropriate to effectively vest a good and marketable title to the Assets in Origin, to the extent contemplated by this Agreement, and immediately registrable in all places where registration of any instrument is required or is considered necessary by Origin;

         (b) all Assets in Columbia's possession, which will be delivered to Origin immediately after completion of the Closing;

         (c) the certificate of the president or any director of the Managing Partner on behalf of Columbia, certifying as to the fulfillment or waiver of the conditions contained in paragraph 7.3;

         (d) the duly prescribed form under subsection 85(2) of the Income Tax Act;

         (e)      the duly prescribed form under Section 167 of the Excise Tax
                  Act;

         (f)      the duly executed Mutual Release of all claims in the form of
                  Schedule 6;

         (g) a certified extract of the minutes of the special meeting of Limited Partners, approving the disposition of Columbia's software and software related assets, including the Assets; and

         (h) such other documents, instruments or assurances as Origin may reasonably require to give effect to the transactions contemplated herein.

8.4 DOCUMENTS TO BE DELIVERED BY ORIGIN. At the Closing Time, Origin will deliver, or cause to be delivered:

         (a) a share certificate, registered in Columbia's name, representing the Origin Class "A" Preferred Shares issuable pursuant to paragraph 2.4(a);

         (b) a share certificate, registered in Columbia's name, representing the Origin Class "B" Preferred Shares issuable pursuant to paragraph 2.4(b);

         (c)      the SmartSources Agreement;

         (d) the duly prescribed form under subsection 85(2) of the Income Tax Act;

         (e)      the duly prescribed form under Section 167 of the Excise Tax
                  Act;

         (f)      the legal opinions referred to in paragraph 7.3(i); and

         (g) such other documents, instruments or assurances as Columbia may reasonably require to release and discharge all liability, claim or obligation to Nifco whatsoever arising under the Software Acquisition Agreements and any security interest granted in favour of Nifco in connection therewith.

8.5 DOCUMENTS TO BE DELIVERED BY NIFCO. At the Closing Time, Nifco will deliver or cause to be delivered:

         (a) a certified cheque or bank draft for all amounts payable pursuant to paragraph 7.3(g);

         (b)      the legal opinions referred to in paragraph 7.3(i); and

         (c) such other documents, instruments or assurances as Columbia may reasonably require to release and discharge all liability, claim or obligation to Nifco whatsoever arising under the Software Acquisition Agreements and any security interest granted in favour of Nifco in connection therewith.

                                PART 9 - GENERAL

9.1 FURTHER ASSURANCES. The parties shall at all times hereafter, at the request of any other party, execute and deliver all such further documents, deeds, instruments and assurances, and do and perform all such further acts, as may be necessary to give full effect to the intent and meaning of this Agreement.

9.2 ASSIGNMENT. Subject to the terms of this Agreement no party may assign this Agreement without the written consent of the other parties, and notwithstanding any such assignment, each party shall remain liable for the obligations contained within this Agreement.

9.3 NOTICE. Unless otherwise expressly provided in this Agreement, any notice, request, direction, consent, waiver, extension, agreement or other communication that is or may be given or made hereunder shall be in writing and either personally delivered to a responsible officer or the addressee or sent by telegram or facsimile transmission to:

          Origin Software Corp.
          Suite 100-2030 Marine Drive
          North Vancouver, BC V7P 1V7
          Attention:        Nathan Nifco

          Nifco Synergy Ltd.
          Suite 100-2030 Marine Drive
          North Vancouver, BC V7P 1V7
          Attention:  Nathan Nifco

          Columbia Diversified Software Fund Limited Partnership by its Managing Partner
          Suite 310, 1959-152nd Street
          South Surrey, BC V4A 9E3
          Attention:  Larry D. Whitehead

The parties hereto may change their respective addresses for notice given in the manner aforesaid. Any notice given by telegram or facsimile transmission shall be deemed to have been received on the next business day after transmission. Any notice given by personal delivery shall be deemed to have been received on the business day on which it is delivered and left with a responsible officer at the recipient's address for notice.

9.4 LAW OF AGREEMENT. This Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein, as interpreted by the Courts of such province, and the parties irrevocably attorn to the jurisdiction of the courts of such province.

9.5 CURRENCY. Any dollar amounts noted herein are represented in Canadian currency.

9.6 SUCCESSORS AND ASSIGNS. Subject to the restrictions on assignment and transfer herein contained, this Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators and other legal representatives, successors and assigns.

9.7 SEVERABILITY. Each provision of this Agreement is intended to be severable. If any provision hereof is illegal or invalid, such illegality or invalidity shall not effect the validity of the remainder hereof.

9.8 ENTIRE AGREEMENT. This Agreement sets forth all (and is intended by all parties to be an integration of all) of the representations, promises, agreements and understandings among the parties hereto with respect to the purchase and sale of the Work, and the assignment and assumption of the Software Acquisition Agreement, and there are no representations, promises, agreements or understandings, oral or written, express or implied, among them other than as set forth, referred to, or incorporated herein.

9.9 GENDER, ETC. Words importing the singular number only include the plural, and words in the plural include the singular, and the words importing the masculine gender shall include the feminine gender and the neuter gender where the context so requires, and wording importing Person shall include Persons or vice versa.

9.10 HEADINGS. The division of this Agreement into sections and the article headings are for convenience or reference only and shall not affect the interpretation or construction of this Agreement.

9.11     TIME OF THE ESSENCE. Time shall be of the essence in this Agreement.

9.12 COUNTERPARTS. This Agreement may be signed in one or more counterparts, each such counterpart taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been executed under seal as of the date first above written.

COLUMBIA DIVERSIFIED SOFTWARE FUND LIMITED PARTNERSHIP by its Managing Partner
COLUMBIA MANAGEMENT SOFTWARE CORP.

Per: /s/ LARRY D. WHITEHEAD
    --------------------------------
    Authorized Signatory



ORIGIN SOFTWARE CORP.

Per: /s/ JOEL S. DUMARESQ
    --------------------------------
    Authorized Signatory

Per:
    --------------------------------
    Authorized Signatory



NIFCO SYNERGY LTD.

Per: /s/ NATHAN NIFCO
    --------------------------------
    Authorized Signatory

Per:
    --------------------------------
    Authorized Signatory